AMENDMENT NO. 1 TO THE
TERM LOAN AGREEMENT

Dated as of September 26, 2023

AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT (this “Amendment”) by and among CONAGRA BRANDS, INC., a Delaware corporation (the “Company”), the financial institutions party hereto (collectively, the “Lenders”), and FARM CREDIT SERVICES OF AMERICA, PCA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)         The Company, the lenders from time to time party thereto and the Administrative Agent are parties to a Term Loan Agreement dated as of August 26, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.

(2)         The parties hereto desire to amend the Loan Agreement as hereinafter set forth (the Loan Agreement as so amended, the “Amended Loan Agreement”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to Loan Agreement.

Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below) the Loan Agreement shall be amended as follows:

(a)         The definition of “Interest Payment Date” set forth in Section 1.01 of the Loan Agreement is amended and restated in its entirety as follows:

“Interest Payment Date” means the 14th day of each March, June, September and December (provided, if any such date is not a Business Day, then such date shall be extended to the immediately following Business Day) and the Maturity Date.

(b)         Section 3.05(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a)    any continuation, conversion, payment or prepayment of the principal of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

SECTION 2.    Conditions to Effectiveness.

The amendments to the Loan Agreement set forth in Section 1 above shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof executed by the Administrative Agent, the Company and each Lender.

SECTION 3.    Company Representations.

The Company hereby represents and warrants that, as of the Amendment Effective Date, (a) on such date (after giving effect to this Amendment) the representations and warranties of the Company contained in Article V of the Loan Agreement are true and correct in all material respects (except to the extent already qualified by materiality or material adverse effect) on and as of the Amendment Effective Date (except with respect to those representations and warranties made as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date) and (b) no Default exists.

SECTION 4.    Reference to and Effect on the Loan Agreement and the Other Loan Documents.

On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in any other Loan Document to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

(b)    The Loan Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

(d)          This Amendment is subject to the provisions of Section 10.01 of the Loan Agreement and shall be deemed to constitute a Loan Document.

SECTION 5.    Costs and Expenses.

The Company agrees to all reasonable documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of Section 10.04(a) of the Loan Agreement.

SECTION 6.    Execution in Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.    Governing Law.

This Amendment shall be governed by, and construed in accordance with, the Law of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

CONAGRA BRANDS, INC.

By:         /s/ David S. Marberger
Name: David S. Marberger
Title: Executive Vice President and

Chief Financial Officer

FARM CREDIT SERVICES OF AMERICA, PCA,

as Administrative Agent

By:         /s/ Colleen R. Potter
Name: Collen R. Potter
Title: VP Syndication

FARM CREDIT SERVICES OF AMERICA, PCA,

as a Lender

By:         /s/ Colleen R. Potter
Name: Collen R. Potter
Title: VP Syndication

FARM CREDIT BANK OF TEXAS

By:         /s/ Aaron M. Wrechman
Name: Aaron M. Wrechman
Title: CLO

[Signature Page to Conagra Brands Amendment No. 1]